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                                                                   EXHIBIT 10.11

                        FORM OF SUBORDINATION AGREEMENT

                               (SUBORDINATE LOAN)


         THIS SUBORDINATION AGREEMENT ("Agreement"), dated as of October ___, 2002, is made and entered into on the terms and conditions hereinafter set forth, by and among HARBINGER MEZZANINE PARTNERS, L.P., a Delaware limited partnership ("HMP") (HMP, in its capacity as agent for itself is referred to herein as "Lender"), ____________ ("Junior Creditor"), and iPAYMENT, INC., a Delaware corporation ("Parent"), successor by merger to iPayment Holdings, Inc., a Tennessee corporation, iPAYMENT TECHNOLOGIES, INC., a California corporation ("Sub1"), and FIRST ACQUISITION COMPANY, a Nevada corporation ("Sub2") (Parent, Sub1 and Sub2 are sometimes referred to herein individually and collectively as "Borrower").

                                    RECITALS:

         A. Pursuant to a Loan and Security Agreement dated April 12, 2001, by and between Lender and Borrower (together with any amendments thereto and/or modifications thereof, herein referred to as the "Senior Loan Agreement"), Lender has agreed to make a term loan to Borrower in the original aggregate principal amount of $4,000,000 (the "Lender Loan"), on the terms and conditions set forth in the Senior Loan Agreement.

         B. The Lender Loan is secured by, among other things, a security interest in, among other things, Borrower's equipment, inventory, accounts, contract rights, chattel paper and general intangibles.

         C. Borrower desires to borrow from Junior Creditor, on an unsecured basis, the principal sum of $____________ pursuant to the terms and conditions set forth in a Promissory Note, the form of which is attached hereto as Exhibit A (the "Subordinate Note"), and Junior Creditor is willing to do so (the "Subordinate Debt").

         D. Junior Creditor has agreed to subordinate (1) all of the indebtedness and obligations now owed or that hereafter may be owed by any Borrower to Junior Creditor, including but not limited to the Subordinate Debt, together with any and all instruments, documents and agreements now or hereafter securing the Subordinate Debt (individually and collectively the "Subordinate Security Instruments"), to (2) all of the indebtedness, direct or contingent, now owed or that hereafter may be owed by any Borrower to Lender, including but not limited to the Lender Loan (collectively the "Senior Debt"), together with the Senior Loan Agreement and all other instruments, documents and agreements now or hereafter securing the Senior Debt (individually and collectively the "Senior Security Instruments").

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the making of the Lender Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1. The outstanding principal balance of the Senior Debt is $4,000,000.
The Senior Debt is the only indebtedness or obligation currently secured by the Senior Loan Agreement. HMP is currently the sole legal owner of the outstanding Senior Debt. No default or event which with the passage of time or the giving of notice or both would constitute a default, presently exists under the Senior Loan Agreement and the Senior Debt is in good standing in all respects. Senior Lender consents to the Subordinate Debt and to the execution, delivery and repayment by the applicable Borrower of the Subordinate Note pursuant to the terms of this Agreement.

         2. The Subordinate Debt is not secured and the current outstanding principal balance of the Subordinate Debt is $______________. Junior Creditor is presently the sole legal owner of the Subordinate Debt and the holder of the note evidencing the Subordinate Debt.

         3. The Senior Debt and the Senior Security Instruments are and shall be senior and superior to the Subordinate Debt in every respect including, but not limited to, the rights of payment, collection and bankruptcy, and the Subordinate Security Instruments, notwithstanding the order in which the Senior Security Instruments, the Subordinate Security Instruments and/or any financing statements with respect thereto may be publicly recorded or filed. Except as expressly provided in Paragraph 4 hereof, the Senior Debt shall be paid in full before any part of the Subordinate Debt is paid to the Junior Creditor.

         4. So long as no default or event of default has occurred and is continuing in connection with the Senior Debt or exists immediately after a payment otherwise permitted under this Section, any Borrower that is the maker of the Subordinate Note may make regularly scheduled payments of principal and interest pursuant to the terms of the Subordinate Note.

         5. While this Agreement is in effect, (a) no Borrower will grant any lien or security interest with respect to, convey, assign or pledge, nor will the Junior Creditor accept any lien or security interest with respect to, conveyance, assignment or pledge of, any property of any Borrower as security for or to be applied to the payment of the Subordinate Debt, (b) except as expressly provided in Paragraph 4 hereof, Junior Creditor will take no action to collect any part of the Subordinate Debt, and in the event any payment should be made on said debt or obligations in violation of this Agreement, Junior Creditor will hold same in trust for Lender and will forthwith pay the same over to Lender, in the form received, for credit upon the indebtedness of Borrower to Lender, and (c) Junior Creditor will not exercise any right of set-off that would reduce the amount of the Subordinate Debt.

         6. Every note and other instrument evidencing any or all of the Subordinate Debt at any time delivered to or held by Junior Creditor shall bear a legend on its face written, stamped or printed with ink as follows:

                  "The payment of the debt evidenced hereby is subordinated to all debts of the maker to HARBINGER MEZZANINE PARTNERS, L.P. as set forth in a Subordination Agreement dated October ___, 2002."

         All notes of any Borrower and other instruments evidencing the debts of any Borrower to Junior Creditor will be exhibited to Lender upon its request at any time during business hours.

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         7. In the event that any of the agreements hereinabove set out shall not be complied with or shall be violated by any Borrower or Junior Creditor, or any part of the Subordinate Debt shall become or be declared to be due and shall not be promptly renewed or extended, Lender may, at its option, in any such event, terminate any obligation of Lender to make loans or advances under any loan or credit agreement with, or commitment for loans to, any Borrower and, notwithstanding any provision of any note or other instrument evidencing any indebtedness of any Borrower to Lender, immediately declare all or any part of such indebtedness, principal and interest, due and payable, and may without presentment for payment, demand, protest or any other notice or demand whatsoever proceed to collect same.

         8. If, while any Borrower is indebted to Lender, any Borrower shall make an assignment for the benefit of creditors or if a trustee or receiver is appointed for any Borrower or for any part of the property of any Borrower, or if any Borrower shall be adjudicated bankrupt, or if any petition is filed or any case or proceeding commenced by or against any Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership or liquidation law or statute, then, upon the happening of any one or more of such events, Junior Creditor will, upon the written request of Lender, take such action as may be necessary to collect the Subordinate Debt and will deliver to Lender, in the form received, all proceeds received by Junior Creditor, which proceeds will be applied by Lender, together with any other payments received by Lender, to the payment of the Senior Debt, and any balance remaining will be returned to Junior Creditor. If Junior Creditor fails to take such action promptly, Lender may, as attorney-in-fact for Junior Creditor, take such action in the name of Junior Creditor or in its own name, and Junior Creditor hereby appoints Lender as its attorney-in-fact for such purposes.

         9. This Agreement will continue in full force and effect and will be applicable to any loans made or credit extended by Lender to any Borrower until this Agreement is terminated by written notice from Lender to Junior Creditor or until receipt by Lender of payment of all indebtedness of Borrower to Lender outstanding or for which Lender has made a commitment. Lender may, at its option, by written instrument executed by a duly authorized officer of Lender, waive any of its rights hereunder but no such waiver shall in any manner impair or affect any of its other rights hereunder, all such rights being continuing ones.

         10. Junior Creditor's execution of this Agreement is not subject to any condition whatsoever. Without limiting the foregoing, the validity and continuing effect hereof shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, cessation of business or liquidation of any Borrower; the financial decline or bankruptcy of any Borrower; Lender's compromise or settlement with or release of any other party liable for the Senior Debt; Lender's release of any collateral for the Senior Debt; Lender's failure to give Junior Creditor notice of default by any Borrower; the extension, modification or renewal of the Senior Debt; Lender's failure to exercise diligence in collection; or the termination of any relationship of Junior Creditor with any Borrower. Each advance of credit by Lender to any Borrower following the execution hereof shall be deemed made in reliance upon the continued operation of this Agreement and shall constitute additional consideration for Junior Lender's execution of this Agreement. Junior Lender agrees that this Agreement shall be valid and binding upon Junior Lender upon the delivery of this executed Agreement to Lender by Junior Lender.

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         11. Any party hereto that defaults hereunder shall pay to the non-defaulting party all costs that the non-defaulting party may incur in the exercise against the defaulting party of its rights under this Agreement, including, but not limited to, (a) any costs of recovering from Junior Lender any payments made to Junior Lender in violation of this Agreement and (b) all court costs and reasonable attorney's fees and other expenses associated with the default hereunder.

         12. Lender may proceed against collateral securing the Senior Debt and against parties liable therefor in such order as it may elect, and neither Junior Lender nor any Borrower nor any surety or guarantor for any Borrower nor any other creditor of Junior Lender or any Borrower shall be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

         13. Junior Lender shall not sell, transfer and/or assign any of the Subordinate Debt without the prior written consent of Lender.

         14. Each of the parties acknowledges and agrees that the other party will rely upon the contents of this Agreement in connection with the transactions and indebtedness described in the Senior Loan Agreement and the Subordinate Agreement, respectively, and that the other party shall be entitled in all respects to rely upon the statements and representations made in this Agreement.

         15. In the event that the Lender determines to exercise its remedies contained in the Senior Security Instruments following the occurrence of a default or event of default under the Senior Loan Agreement, or to exercise any other remedies that Lender may have with respect to the collateral described in the Senior Loan Agreement, the Lender will give written notice to Junior Creditor, at the address hereinafter set forth or such other address as may be furnished by Junior Creditor to Lender in writing. If a default or an event of default occurs under the Subordinate Agreement at any time that the Senior Debt is outstanding, Junior Creditor shall give written notice thereof to Lender. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied or sent by certified mail or nationally recognized courier service (such as Federal Express), to the recipient at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or the date of mailing (or delivery to such courier service), as the case may be, shall be the date of such notice, election or demand, and rejection, refusal to accept or the inability to deliver because of a changed address of which no notice has been given shall not affect the validity of any notice given in accordance with the provisions hereof. For the purposes of this Agreement:

         The address of Lender is:  Harbinger Mezzanine Partners, L.P.
                                    One Riverchase Parkway South
                                    Birmingham, Alabama 35244
                                    Attention: Mr. David A. Boutwell
                                    Telecopy No.: 205/987-5599

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        with a copy to:                     Harbinger Mezzanine Partners, L.P.
                                            618 Church Street, Suite 500
                                            Nashville, Tennessee 37219
                                            Attention:  Mr. John C. Harrison
                                            Telecopy No.: 615/301-6401

                                            and

                                            Chambliss, Bahner & Stophel, P.C.
                                            1000 Tallan Building
                                            Two Union Square
                                            Chattanooga, Tennessee 37402
                                            Attention:  Mr. J. Patrick Murphy
                                            Telecopy No.: 423/265-9574

        The address of Junior Creditor is:
                                            ----------------------------

                                            ----------------------------

                                            ----------------------------
                                            Attention:
                                                      ------------------
                                            Telecopy No.:
                                                         ---------------

        The address of Borrower is:         iPayment, Inc.
                                            iPayment Technologies, Inc.
                                            First Acquisition Company
                                            530 Burton Hills, Suite 520
                                            Nashville, Tennessee 37215
                                            Attention:  Mr. Gregory S. Daily
                                            Telecopy No.:  615/665-8434

        with a copy to:                     Waller Lansden Dortch & Davis
                                            Nashville City Center
                                            511 Union Street, Suite 2100
                                            Post Office Box 198966
                                            Nashville, Tennessee 37219
                                            Attention:  Mr. Howard W. Herndon
                                            Telecopy No.:  615/244-6804

         16. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, successors-in-title and assigns. The use of defined terms herein is for convenience of reference only, and shall not amplify or limit the provisions hereof. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders. If any provision of this Agreement or the application thereof to any person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision(s) to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Agreement shall be governed by and construed under the laws of the State of Tennessee, applicable to contracts to be wholly performed in such state.


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by or on behalf of Lender, Junior Creditor and Borrower as of the date first above written.

                                  LENDER:

                                  HARBINGER MEZZANINE PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By: Harbinger Mezzanine GP, LLC, its
                                      General Partner

                                      By: Harbinger Mezzanine Manager, Inc.,
                                          its Manager


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------


                                  JUNIOR CREDITOR:



                                  ---------------------------------------------

                                  ---------------------------------------------

                                  BORROWER:

                                  iPAYMENT, INC., a Delaware corporation

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  iPAYMENT TECHNOLOGIES, INC., a
                                  California corporation

                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                  FIRST ACQUISITION COMPANY,
                                  a Nevada corporation


                                  By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------



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